Exhibit 6C

                             Joint Filing Agreement

                     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01, of Seabulk International Inc., a Delaware corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1 (k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

NAUTILUS ACQUISITION, L.P.                                   NAUTILUS INTERMEDIARY, L.P.

By:   NAUTILUS INTERMEDIARY L.P., its General Partner        By:   NAUTILUS AIV, L.P., its General Partner

                                                              By:   Nautilus GP, LLC, its managing general partner
 By:   NAUTILUS AIV, L.P., its General Partner
                                                               By:   Turnham-Nautilus Holdings, LLC
  By:   Nautilus GP, LLC, its managing general partner               Class A Member and Authorized Signatory

   By:   Turnham-Nautilus Holdings, LLC                         By:   /s/ Robert C. Turnham, Jr.
         Class A Member and Authorized Signatory                      ----------------------------------------------
                                                                Name: Robert C. Turnham, Jr.
                                                                Title: Member and Authorized Signatory
    By:   /s/ Robert C. Turnham, Jr.
          ------------------------------------------------
    Name: Robert C. Turnham, Jr.                             NAUTILUS AIV, L.P.
    Title: Member and Authorized Signatory
                                                             By:   Nautilus GP, LLC, its managing general partner

NAUTILUS GP, LLC                                              By:   Turnham-Nautilus Holdings, LLC
                                                                    Class A Member and Authorized Signatory
 By:   Turnham-Nautilus Holdings, LLC
       Class A Member and Authorized Signatory                 By:   /s/ Robert C. Turnham, Jr.
                                                                     ----------------------------------------------
                                                               Name: Robert C. Turnham, Jr.
  By:   /s/ Robert C. Turnham, Jr.                             Title: Member and Authorized Signatory
        ------------------------------------------------
  Name: Robert C. Turnham, Jr.
  Title: Member and Authorized Signatory
                                                             CSFB PRIVATE EQUITY, INC.

CREDIT SUISSE FIRST BOSTON
INVESTMENT BANKING BUSINESS OF THE CREDIT SUISSE             By:   /s/ Ivy B. Dodes
FIRST BOSTON BUSINESS UNIT                                         ----------------------------------------------
                                                                   Name: Ivy B. Dodes
                                                                   Title: Vice President
By:   /s/ Ivy B. Dodes
      ------------------------------------------------
Name: Ivy B. Dodes
Title: Managing Director


MERKUR-NAUTILUS HOLDINGS, LLC

By: /s/ Martin Merkur
    ------------------------------------
Name: Martin Merkur
Title: Member


/s/ Martin Merkur
----------------------------------------
Martin Merkur



TURNHAM-NAUTILUS HOLDINGS, LLC

By: /s/ Robert C. Turnham, Jr.
    ------------------------------------
Name: Robert C. Turnham, Jr.
Title: Member


/s/ Robert C. Turnham, Jr.
----------------------------------------
Robert C. Turnham, Jr.


/s/ W.M. Craig
----------------------------------------
W.M. Craig